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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     June 19, 1996
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                       Wells Real Estate Fund VIII, L.P.
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             (Exact name of registrant as specified in its charter)



                                    Georgia
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                 (State or other jurisdiction of incorporation)


          33-83852                                      58-2126618
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(Commission File Number)                     (IRS Employer Identification No.)


               3885 Holcomb Bridge Road, Norcross, Georgia 30092
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code     (770) 449-7800
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         (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OF ASSETS.

     On June 19, 1996, a joint venture (the "Joint Venture") between Wells Real Estate Fund VIII, L.P. (the "Registrant") and Wells Real Estate Fund IX, L.P. ("Wells Fund IX") acquired a 7.09 acre tract of real property located in Madison, Wisconsin to be developed into an office building. Descriptions of the Joint Venture, the acquisition of the real property purchased by the Joint Venture, and the leasing of the office building to be constructed on such property are described in Supplement No. 2 dated June 28, 1996 to the Prospectus of Wells Real Estate Fund IX, L.P. dated January 5, 1996, contained in Post-Effective Amendment No. 11 of Wells Real Estate Fund VIII, L.P. and Wells Real Estate Fund IX, L.P. (Commission File No. 33-83852) filed with the Securities and Exchange Commission on July 3, 1996, which is incorporated herein by reference and hereby made a part hereof.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Since there are no prior operations and the Joint Venture will not operate the Project until construction is completed, no historical financial information relating to the Project is available, and accordingly, no financial statements relating to the Project are provided.

     (b)  See paragraph (a) above.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WELLS REAL ESTATE FUND VIII, L.P.
                                    Registrant


                                    By:  /s/ Leo F. Wells, III
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                                         Leo F. Wells, III, as General Partner
                                         and as President and sole Director of
                                         Wells Capital, Inc., the General
                                         Partner of Wells Partners, L.P.,
                                         General Partner

Date:  June 28, 1996

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                                 EXHIBIT INDEX


          The following document is incorporated by reference in this report and accordingly is filed as an exhibit to this report:

                                                                      Sequential
Description of Document                                                Page No.
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Supplement No. 2 dated June 28, 1996 to the Prospectus of
Wells Real Estate Fund IX, L.P. dated January 5, 1996, contained in Post-Effective Amendment No. 11 to Form S-11
Registration Statement of Wells Real Estate Fund VIII,
L.P. and Wells Real Estate Fund IX, L.P. filed with the
Commission on July 3, 1996 (Commission File No. 33-83852)

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